Legg Mason Global Trust, Inc.:
         Legg Mason Global Income Trust
         Legg Mason International Equity Trust
         Legg Mason Emerging Markets Trust
         Legg Mason Europe Fund



                 PRIMARY CLASS AND CLASS A PROSPECTUS         April 28, 2000
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                 THE ART OF INVESTING(SM)



As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:

 1    Investment objectives

 7    Principal risks

12    Performance

17    Fees and expenses of the funds

20    Management


About your investment:

24    How to invest

28    How to sell your shares

30    Account policies

32    Services for investors

34    Dividends and taxes

36    Financial highlights

Legg Mason Global Trust, Inc.

[icon] INVESTMENT OBJECTIVES AND POLICIES

GLOBAL INCOME TRUST

Investment objective: Current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.

Principal investment strategies:

The fund invests at least 75% of its total assets in fixed income securities rated investment grade by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's, Inc. ("S&P") or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality. Up to 25% of the fund's assets may be invested in below investment grade securities of foreign and domestic issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

The types of fixed income securities in which the fund may invest include:

o        U.S. and foreign investment-grade corporate debt securities
o U.S. and foreign high-yield corporate debt securities (including those commonly known as "junk bonds")
o        sovereign debt obligations of developed nations
o        sovereign debt obligations of emerging market countries
o        mortgage-related and asset-backed securities.

The fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the fund may invest may be of any maturity, and there are no limits on the average maturity of the fund's portfolio. The fund may invest in corporate fixed income securities rated as low as C by Moody's or D by S&P or in non-rated securities deemed by the adviser to be of comparable quality.

Under normal circumstances, the fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in any one country or currency.

The adviser has a number of proprietary tools which attempt to define the inter-relationship between bond markets, sectors and maturities. Target allocation ranges among countries and sector types and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company-specific events. This ongoing screening drives the adviser's discipline for buying, selling or holding any securities or currency position. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors `rotation' among the government, agency, corporate, and mortgage-backed sectors of the fixed income securities markets, which may result in high portfolio turnover.

The adviser sells securities when they have realized what the adviser believes is their potential value or when the adviser believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the fund may borrow money or invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

INTERNATIONAL EQUITY TRUST

Investment objective: Maximum long-term total return.

Principal  investment  strategies:   Batterymarch  Financial  Management,   Inc.
("Batterymarch"), the fund's adviser, currently intends to invest substantially all of the fund's assets in non-U.S. equity securities.

The primary focus of the adviser is stock selection, with a secondary focus on country allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks more than 2,800 stocks in the fund's principal investable universe by relative attractiveness on a daily basis. The quantitative factors within this model measure growth, value, changes in earnings expectations and technical indicators. Because the same quantitative factors are not effective across all markets due to individual market characteristics, the adviser adjusts the stock selection model to include factors in each market that its research indicates are effective. The adviser runs the stock selection model and re-balances the portfolio daily, purchasing stocks ranked "buys" by the model and selling stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

Region and country allocation for the developed markets portion of the fund is based on rankings generated by the adviser's proprietary country model. The adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, the United Kingdom, France, Canada and Germany.

The fund may invest up to 35% of its total assets in emerging market securities. The adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies that the adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.

The fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The adviser may also seek to enhance portfolio returns through active currency hedging strategies.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the fund's adviser to be investment grade. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

EMERGING MARKETS TRUST

Investment objective: Long-term capital appreciation.

Principal investment strategies:

Batterymarch, the fund's adviser, intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging market issuers.

The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

The adviser focuses on higher-quality, dominant emerging markets companies that the adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the adviser with tested quantitative valuation disciplines in those markets where reliable data are available. In determining country allocation, the adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be of comparable quality. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

EUROPE FUND

Investment objective: Long-term growth of capital.

Principal investment strategies:

Lombard Odier International Portfolio Management, Limited ("Lombard Odier" or "sub-adviser"), the fund's sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of European issuers that it believes offer above-average potential for capital appreciation. Such securities include common and preferred stocks, convertible securities, rights and warrants. The sub-adviser focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

A smaller portion of the fund's assets may be invested in fixed income securities such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. The sub-adviser will invest in such securities for potential capital appreciation.

Securities in the fund's portfolio may be sold when they attain certain price targets or when better opportunities arise. Sell decisions also are affected by the level of subscriptions and redemptions of shares of the fund. The sub-adviser's investment technique may result in high portfolio turnover.

For temporary defensive purposes, the fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

[icon] PRINCIPAL RISKS

In general:

There is no assurance that a fund will meet its investment objective; investors can lose money by investing in the funds. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market risk:

International Equity Trust, Emerging Markets Trust and Europe Fund invest primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Foreign securities risk:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.

Emerging markets risk:

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because each of the funds may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency risk:

Because each of the funds invests significantly in securities denominated in foreign currencies, the funds may incur currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The funds may from time to time hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.

The conversion of certain European currencies into the Euro began on January 1, 1999, and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

Concentration and non-diversification:

Europe Fund invests primarily in securities of European issuers. A fund concentrating a significant portion of its investment in a single region will be more susceptible to factors adversely affecting issuers within that region than would a less concentrated portfolio of securities.

European issuers are subject to the special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance and the emergence of more unified economic and financial governance in the European Monetary Union ("EMU") countries.

Global Income Trust is a non-diversified fund. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Risks of fixed-income securities:

Global Income Trust invests substantially all of its assets in fixed-income securities. Europe Fund may invest up to 35% of its total assets in fixed-income securities. International Equity Trust and Emerging Markets Trust may also invest in fixed-income securities to a lesser extent.

Interest rate risk -

Fixed income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk -

Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's  considers debt securities rated in the lowest investment grade category
(Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Call risk -

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Investment models:

The proprietary models used by the advisers to evaluate securities markets are based on the advisers' understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Portfolio Turnover -

Each fund may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

[icon] PERFORMANCE

Each fund has two authorized classes of shares: Primary Class shares and Navigator Class shares; Europe Fund has an additional authorized class of shares: Class A shares. The information provided below for Europe Fund is primarily for Class A shares which is the class of shares with the longest history. Its expenses generally are slightly lower, and its performance higher than Primary Class shares. Each class is subject to different expenses and a different sales charge structure. The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. Sales charges have not been deducted from total returns (in the bar chart) for Class A shares. Returns would have been lower had these charges been deducted.

                   GLOBAL INCOME TRUST - PRIMARY CLASS SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

24%

21%
                             20.80
18%

15%

12%                                                     11.50

9%                                     8.22

6%

3%

0%
                   -1.40                        -1.69
-3%                                                               -3.23

                    1994      1995     1996     1997    1998      1999

DURING THE PAST SIX CALENDAR YEARS:

--------------------------------------------------------------------------------
                           Quarter Ended             Total Return
--------------------------------------------------------------------------------
Best quarter:              March 31, 1995                7.86%
--------------------------------------------------------------------------------
Worst quarter:             March 31, 1999               -4.75%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Salomon Brothers World Government Bond Index.

--------------------------------------------------------------------------------
                               1 Year         5 Years          Life of Class
--------------------------------------------------------------------------------
Global Income Trust            -3.23%          6.76%              5.80%(a)
--------------------------------------------------------------------------------
Salomon Brothers World         -4.27%          6.42%              5.96%(b)
Government Bond Index
--------------------------------------------------------------------------------

(a)      April 15, 1993 (commencement of operations) to December 31, 1999.
(b)      For the period April 30, 1993 to December 31, 1999.

                INTERNATIONAL EQUITY TRUST - PRIMARY CLASS SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

                                      20.58
18%
                   16.49
15%

12%

9%                                     8.49

6%

3%
                             1.76

0%                 1996      1997      1998      1999

DURING THE PAST FOUR CALENDAR YEARS:

--------------------------------------------------------------------------------
                           Quarter Ended             Total Return
--------------------------------------------------------------------------------
Best quarter:              March 31, 1998                15.70%
--------------------------------------------------------------------------------
Worst quarter:             September 30, 1998           -20.06%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Morgan Stanley Capital International Europe, Australia and the Far East (MSCI EAFE) Index.

--------------------------------------------------------------------------------
                                 1 Year            Life of Class
--------------------------------------------------------------------------------
International Equity Trust       20.58%               11.19%(a)
--------------------------------------------------------------------------------
MSCI EAFE Index                  26.96%               14.27%(b)
--------------------------------------------------------------------------------

(a)      February 17, 1995 (commencement of operations) to December 31, 1999.
(b)      For the period February 28, 1995 to December 31, 1999.

                  EMERGING MARKETS TRUST - PRIMARY CLASS SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

                                    101.15
100%

 75%

 50%

 25%

  0%
                   -6.18
-25%

-50%

-75%
                             -29.34
                   1997       1998     1999


DURING THE PAST THREE CALENDAR YEARS:

--------------------------------------------------------------------------------
                           Quarter Ended                Total Return
--------------------------------------------------------------------------------
Best quarter:              December 31, 1999                39.72%
--------------------------------------------------------------------------------
Worst quarter:             September 30, 1998              -28.18%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Morgan Stanley Capital International Emerging Markets Free (MSCI EM Free) Index.

--------------------------------------------------------------------------------
                                  1 Year            Life of Class
--------------------------------------------------------------------------------
Emerging Markets Trust            101.15%              9.93%(a)
--------------------------------------------------------------------------------
MSCI EM Free Index                66.41%               1.61%(b)
--------------------------------------------------------------------------------

(a)      May 28, 1996 (commencement of operations) to December 31, 1999.
(b)      For the period May 31, 1996 to December 31, 1999.

                          EUROPE FUND -- CLASS A SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

 50%

 40%                                                                 41.85

 30%                             29.91                31.53

 20%                                           19.90        17.52          25.41

 10%              7.07

 0%
                                       -4.23
-10%                     -7.17

-20%   -20.56

-30%

         1990    1991     1992   1993   1994    1995   1996   1997   1998   1999


DURING THE PAST TEN CALENDAR YEARS:

--------------------------------------------------------------------------------
                           Quarter Ended             Total Return
--------------------------------------------------------------------------------
Best quarter:              December 31, 1999             25.98%
--------------------------------------------------------------------------------
Worst quarter:             September 30, 1990           -20.21%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Morgan Stanley Capital International
(MSCI) Europe Index.

--------------------------------------------------------------------------------
                             1 Year      5 Years     10 Years    Life of Class
--------------------------------------------------------------------------------
Europe Fund Class A          25.41%      26.95%       12.47%      11.09% (a)
--------------------------------------------------------------------------------
Europe Fund Primary Class    24.44%        n/a         n/a        26.06% (b)
--------------------------------------------------------------------------------
MSCI Europe Index            15.89%      22.12%       14.05%      14.16% (c)
--------------------------------------------------------------------------------

(a) August 19, 1986  (commencement  of sale of Class A shares) to  December  31,
    1999.
(b) July 23, 1997 (commencement of sale of Primary Class shares) to December 31, 1999.
(c) For comparison with Class A shares, the index's return shown in the table is for the period August 31, 1986 to December 31, 1999. For comparison with Primary Class shares, the index's return for the period July 31, 1997 to December 31, 1999 was 19.57%.

[icon] FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

     GLOBAL INCOME TRUST, INTERNATIONAL EQUITY TRUST, EMERGING MARKETS TRUST

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------
Emerging Markets Trust redemption fee:                        2.00%*
--------------------------------------------------------------------------------

* Proceeds of shares redeemed or exchanged within one year of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the manager or distributor.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                             Global Income   International  Emerging Markets
Primary Class shares of:        Trust        Equity Trust        Trust
--------------------------------------------------------------------------------
Management fees (a)             0.75%           0.75%            1.00%
--------------------------------------------------------------------------------
Distribution and service        0.75%           1.00%            1.00%
(12b-1) fees
--------------------------------------------------------------------------------
Other Expenses                  0.40%           0.38%            0.75%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (a)          1.90%            2.13%           2.75%
--------------------------------------------------------------------------------

(a) Legg Mason Fund Adviser, Inc., as manager, has voluntarily agreed to waive fees so that Primary Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Primary Class shares: for Global Income Trust, 1.90% indefinitely; for International Equity Trust, 2.25% indefinitely; and for Emerging Markets Trust, 2.50% until April 30, 2001. These voluntary waivers may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 1999 were 0.75% and 2.50%, for Emerging Markets Trust. No fee waivers were necessary for Global Income Trust or International Equity Trust.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                            1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Global Income Trust          $193        $597         $1026         $2222
--------------------------------------------------------------------------------
International Equity Trust   $216        $667         $1144         $2462
--------------------------------------------------------------------------------
Emerging Markets Trust       $480        $853         $1454         $3080
--------------------------------------------------------------------------------
Emerging Markets Trust
(assuming no redemption)     $278        $853         $1454         $3080
--------------------------------------------------------------------------------

                                   EUROPE FUND

SHAREHOLDER FEES
(fees paid directly from your investment)

--------------------------------------------------------------------------------
                                   Class A Shares      Primary Class Shares
--------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases (as a %
of offering price) (a)                  4.75%                   None
--------------------------------------------------------------------------------
Maximum deferred sales charge
(as a % of net asset value) (b)         None                    None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                                   Class A Shares      Primary Class Shares
--------------------------------------------------------------------------------
Management fees (c)                    1.00%                  1.00%
--------------------------------------------------------------------------------
Distribution and/or service
(12b-1) fees                           0.25%                  1.00%
--------------------------------------------------------------------------------
Other Expenses                         0.54%                  0.58%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (c)                 1.79%                  2.58%
--------------------------------------------------------------------------------

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."

(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Invest."

(c) Legg Mason Fund Adviser, Inc., as investment adviser to Europe Fund, has voluntarily agreed to waive fees so that expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates:
1.85% of the fund's average daily net assets attributable to Class A shares; and 2.60% of the fund's average daily net assets attributable to Primary Class shares. These voluntary waivers will continue until April 30, 2001, and may be terminated at any time. No fee waivers were necessary for either Class A or Primary Class shares.

EXAMPLE:

This example helps you compare the cost of investing in Europe Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. This example also assumes that the maximum initial sales charge is deducted at the time of purchase.

--------------------------------------------------------------------------------
                            1 YEAR      3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares               $649        $1014         $1404          $2490
--------------------------------------------------------------------------------
Primary Class shares         $262        $805          $1375          $2925
--------------------------------------------------------------------------------

[icon] M A N A G E M E N T

MANAGEMENT AND ADVISERS:

LEGG MASON FUND ADVISER, INC. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of the funds. LMFA is responsible for investment management and administrative services and for overseeing the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

LMFA acts as manager or adviser to investment companies with aggregate assets of about $18.2 billion as of December 31, 1999.

For its services during the fiscal year ended December 31, 1999, each fund paid LMFA a percentage of its average daily net assets as follows:

Global Income Trust                0.75%
International Equity Trust         0.75%
Emerging Markets Trust             0.75%
Europe Fund                        1.00%

Prior to October 6, 1999, Bartlett & Co. served as Europe Fund's manager under compensation arrangements substantially similar to those with LMFA.

BATTERYMARCH FINANCIAL MANAGEMENT, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to International Equity Trust and Emerging Markets Trust. Batterymarch is responsible for the actual investment management of these funds, which includes making investment decisions and placing orders to buy or sell a particular security.

LMFA pays Batterymarch a monthly fee of 66 2/3% of the fee it receives from International Equity Trust and a monthly fee of 75% of the fee it receives from Emerging Markets Trust. Fees paid to Batterymarch are net of any waivers.

Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $6.6 billion as of December 31, 1999.

WESTERN ASSET MANAGEMENT COMPANY ("Western Asset"), 117 East Colorado Boulevard, Pasadena, California 91105, is investment adviser to Global Income Trust. Western Asset is responsible for the actual investment management of the fund, which includes making investment decisions and placing orders to buy or sell a particular security. LMFA pays Western Asset a monthly fee of 53 1/3% of the fee it receives from Global Income Trust, net of any waivers.

Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of about $52.5 billion as of December 31, 1999.

WESTERN ASSET MANAGEMENT COMPANY LIMITED ("Western Asset Ltd."), 155 Bishopsgate, London, England, serves as investment sub-adviser to Global Income Trust. Western Asset Ltd. is responsible for providing research, analytical and trading support for the fund's investment programs, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA.

For its services and for expenses borne by Western Asset Ltd. under its sub-advisory agreement, Western Asset pays Western Asset Ltd. a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers. LMFA also pays Western Asset Ltd. a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.

Western Asset Ltd. renders investment advice to institutional, private and commingled fund portfolios with assets of about $4.5 billion as of December 31, 1999. Western Asset Ltd. has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.

LOMBARD ODIER INTERNATIONAL PORTFOLIO MANAGEMENT LIMITED, Norfolk House, 13 Southampton Place, London, England, serves as investment sub-adviser to Europe Fund. For its services, Lombard Odier receives a monthly fee from LMFA equal to 60% of the fee paid to Legg Mason Fund Adviser by the fund, net of any waivers. Lombard Odier specializes in advising and managing investment portfolios for institutional clients and mutual funds. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

PORTFOLIO MANAGEMENT:

Batterymarch   investment   teams  have  been  responsible  for  the  day-to-day
management of International Equity Trust and Emerging Markets Trust since their inception.

An investment committee at Western Asset is responsible for the day-to-day management of Global Income Trust.

Neil Worsley and William Lovering are responsible for co-managing Europe Fund. Mr. Worsley has been Director and Senior Investment Manager of Lombard Odier since June 1, 1996. Prior thereto, he was an Assistant Director and Senior Fund Manager. He joined Lombard Odier in 1990. Mr. Lovering has been Assistant Director of Lombard Odier since June 1, 1996. Prior thereto, he was a Senior Fund Manager. He joined the firm in 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland, 21202, is the distributor of each fund's shares. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders. These fees are calculated daily and paid monthly.

Under each plan, the funds may pay Legg Mason an annual fee equal to 0.50% of Global Income Trust's average daily net assets attributable to Primary Class shares, and 0.75% of International Equity Trust's, Emerging Markets Trust's and Europe Fund's average daily net assets attributable to Primary Class shares; and an annual service fee from each fund equal to 0.25% of its average daily net assets attributable to Primary Class shares. For Class A shares, Europe Fund may pay Legg Mason a service fee at an annual rate of 0.25% of its average daily Class A net assets.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason collects the sales charge imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A shares. Legg
Mason reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A Purchase Schedule and may from time to time reallow the full amount of the sales charge.

Legg Mason may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of Europe Fund.

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of each fund. Legg Mason pays these brokers up to 90% of the service fee that it receives from a fund for those sales.

Each class of shares bears differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

LMFA, Batterymarch, Western Asset, Western Asset Ltd. and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open a regular account or a retirement account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. The investment amount for an Education IRA is $500. Contact your financial adviser, FIS, or other entity offering the funds to discuss which one might be appropriate for you.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and additional investments. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

When placing a purchase order for Europe Fund shares, please specify whether the order is for Class A shares or Primary Class shares. All purchase orders that fail to specify a class will automatically be invested in Primary Class shares.

Once your account is open, you may use the following methods to purchase shares of the fund:

--------------------------------------------------------------------------------
In Person                 Give your  financial  adviser a check for $100 or more
                          payable to the fund.
--------------------------------------------------------------------------------
Mail                      Mail your check, payable to the fund, for $100 or more
                          to  your  financial  adviser  or to Legg  Mason  Funds
                          Investor  Services at P.O.  Box 17023,  Baltimore,  MD
                          21297-0356.
--------------------------------------------------------------------------------
Telephone or Wire         Call your financial  adviser or FIS at  1-800-822-5544
                          to transfer  available cash balances in your brokerage
                          account or to transfer  money from your bank directly.
                          Wire  transfers may be subject to a service  charge by
                          your bank.
--------------------------------------------------------------------------------
Internet or TeleFund      FIS clients may  purchase  shares of the fund  through
                          Legg       Mason's        Internet       site       at
                          http://www.leggmasonfunds.com  or through a  telephone
                          account     management     service    "TeleFund"    at
                          1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Automatic                 Arrangements  may be  made  with  some  employers  and
Investments               financial  institutions for regular  automatic monthly
                          investments of $50 or more in shares of the funds. You
                          may  also   reinvest   dividends   from  certain  unit
                          investment trust in shares of the fund.
--------------------------------------------------------------------------------
Future First              Contact a Legg  Mason  Financial  Advisor to enroll in
Systematic                Legg Mason's Future First Systematic  Investment Plan.
Investment Plan           Under this plan, you may arrange for automatic monthly
                          investments  in a fund of $50 or  more.  The  transfer
                          agent will transfer funds monthly from your Legg Mason
                          account  or  from  your  checking/savings  account  to
                          purchase shares of the desired fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial adviser, FIS or other authorized entity before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.

You will begin to earn dividends on shares of Global Income Trust as of settlement date, which is normally the third business day after your order is placed with a financial adviser.

Navigator Class shares, which are not subject to a Rule 12b-1 fee, are offered through a separate prospectus only to certain investors.

Europe Fund -- Class A Shares Purchase Schedule:

Europe Fund's offering price for Class A share purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):

                         Sales Charge        Sales Charge     Dealer Reallowance
                           as a % of           as a % of           as a % of
Amount of Purchase      Offering Price      Net Investment      Offering Price

Less than $25,000            4.75%               4.99%               4.00%
$25,000 to $49,999           4.50                4.71                3.75
$50,000 to $99,999           4.00                4.17                3.25
$100,000 to $249,999         3.50                3.63                2.75
$250,000 to $499,999         2.50                2.56                2.00
$500,000 to $999,999         2.00                2.04                1.60
$1 million or more *         0.00                0.00                1.00

* For redemptions made within one year of the purchase date, a CDSC of 1% of the shares' net value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more. See "How to Sell Your Shares" for a discussion of any CDSC applicable to Class A shares.

Legg Mason will pay the following commissions to brokers that initiate and are responsible for purchases of Class A shares of any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

Sales Charge Waivers for Class A Shares:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:

- certain employee benefit or retirement accounts (subject to the discretion of Legg Mason)

-  employees of Legg Mason, Inc. and its affiliates

- registered representatives or full-time employees of broker/dealers that have dealer agreements with the distributor

-  the children, siblings and parents of such persons

- broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and the distributor

-  purchases of $1,000,000 or more

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

Right of Accumulation:

To receive the Right of Accumulation, investors must give the distributor or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the fund at the sales charge applicable to the total of:

o  the dollar amount being purchased plus
o the dollar amount of the investors' concurrent purchases of Class A shares of other Legg Mason funds plus
o the price of all shares of Class A shares of Legg Mason funds already held by the investor

Letter of Intent:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of the fund in the following thirteen months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the fund.

If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charge applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the thirteen month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to the distributor of a higher applicable sales charge.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

You may use any of the following methods to sell shares of the funds:

--------------------------------------------------------------------------------
Telephone          Call  your  financial  adviser  or FIS at  1-800-822-5544  or entity offering a fund to request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                   Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $12. Be sure that your financial adviser has your bank account information on file.
--------------------------------------------------------------------------------
Internet FIS clients may request a redemption of fund shares through Legg Mason's Internet site at http://www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Mail               Send a letter to a fund requesting redemption of your shares.
                   The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.
--------------------------------------------------------------------------------

The funds will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser, FIS or other entity offering the fund.

Redemption orders will be processed promptly. You will generally receive the proceeds within a week. Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

Europe Fund -- Contingent Deferred Sales Charges:

If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a Contingent Deferred Sales Charge ("CDSC") of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of another Legg Mason fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to Legg Mason.

Emerging Markets Trust Redemption Fee:

The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year. The fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading in emerging markets.

The fund will use the "first-in, first-out" method to determine the one year holding period for CDSC's and redemptions. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon] ACCOUNT POLICIES

Calculation of Net Asset Value:

Net asset value per Class A share and Primary Class share is determined daily as of the close of the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Class A share or Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of the class of shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Most securities held by Global Income Trust are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Each fund reserves the right to:

o Reject any order for shares or suspend the offering of shares for a period of time.

o    Change its minimum investment amounts.

o Delay sending out redemption proceeds for up to seven days. Each fund expects to use this authority only in cases of very large redemptions or excessive trading or during unusual market conditions. Each fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your financial adviser or other entity offering the funds for sale.

Confirmations and Account Statements:

You will receive from Legg Mason a confirmation after each transaction involving Class A shares or Primary Class shares (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments).

Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account, in which case you will receive statements quarterly. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

Systematic Withdrawal Plan:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

Exchange Privilege:

Fund shares may be exchanged for the corresponding class of shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.


Other than the redemption fee imposed on exchanges of shares of Emerging Markets, there is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. As described above under the heading 'Contingent Deferred Sales Charges', a CDSC may apply to the redemption of Class A shares acquired through an exchange. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.



Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year

o terminate or modify the exchange privilege after 60 days' written notice to shareholders

Europe Fund -- Reinstatement Privilege:

If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of a redemption, contact Legg Mason or your broker/dealer and notify them of your desire to reinstate and give them an order for the amount to be purchased. The reinstatement will be made at the net asset value next determined after the notification and purchase order have been received by the transfer agent.

[icon] DIVIDENDS AND TAXES

Global Income Trust declares and pays any dividends from its net investment income monthly. International Equity Trust, Emerging Markets Trust and Europe Fund each declares and pays any such dividends on an annual basis.

Distributions of substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions, generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the same class of shares of a fund, unless you elect to receive your dividends and/or other distributions in cash. To change your election, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid. You may also request that your dividends and distributions be reinvested in shares of another eligible Legg Mason fund.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[GRAPHIC] FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

                              Investment Operations
                              ---------------------

                                             Net Realized and
                  Net Asset       Net      Unrealized Gain(Loss)
                    Value, Investment on Investments, Options, Total From Years Ended Beginning Income Futures and Foreign Investment
   Dec. 31,        of Year      (Loss)     Currency Transactions    Operations
  -----------     ---------   ----------   ---------------------    ----------
  Global
  Income Trust
  Primary Class

  1999             $10.14        $0.40           ($0.74)               ($0.34)
  1998               9.60         0.37             0.70                  1.07
  1997              10.41         0.54            (0.71)                (0.17)
  1996              10.33         0.59             0.21                  0.80
  1995               9.54         0.63             1.32                  1.95

  International
  Equity Trust
  Primary Class

  1999             $12.64         $--             $2.51                 $2.51
  1998              11.78         0.01             0.99                  1.00
  1997              12.09         0.02             0.19                  0.21
  1996              10.70         0.02B            1.74                  1.76
  1995C             10.00         0.04B            0.77                  0.81

  Emerging
  Markets Trust
  Primary Class

  1999              $6.96         $(.08)F         $7.12                 $7.04
  1998               9.85          0.01F          (2.90)                (2.89)
  1997              10.51         (0.02)F         (0.63)                (0.65)
  1996G             10.00         (0.03)F          0.57                  0.54

  Europe FundH
  Primary Class

  1999             $24.39        $(0.29)I         $5.97                 $5.68
  1998              20.86          0.11J           8.09                  8.20
  1997K             26.56          0.10)J          0.23                  0.13

  Class A

  1999             $24.77        $(0.09)I         $6.10                 $6.01
  1998              20.97          0.02L           8.52                  8.54
  1997              24.24         (0.05)L          4.11                  4.06
  1996              21.13          0.02            6.34                  6.36
  1995              17.68          0.01            3.50                  3.51

                                  Distributions
                                  -------------

                                               In Excess                  Net
                      In Excess   From Net      of Net                    Asset
Years       From Net    of Net    Realized     Realized                   Value,
Ended      Investment Investment   Gain on      Gain on       Total       End of
Dec. 31,     Income     Income   Investments  Investments  Distributions  Year
--------   ---------- ---------- -----------  -----------  -------------  ------
Global
Income Trust
Primary Class

1999        ($0.01)      ($0.43)    ($0.08)      $ --       ($0.52)      $ 9.28
1998         (0.47)          --      (0.06)        --        (0.53)       10.14
1997         (0.48)       (0.05)     (0.11)        --        (0.64)        9.60
1996         (0.62)          --      (0.10)        --        (0.72)       10.41
1995         (1.16)          --         --         --        (1.16)       10.33

International
Equity Trust
Primary Class

1999        ($0.05)       $--       ($0.87)       $ --      ($0.92)      $14.23
1998         (0.14)        --           --          --       (0.14)       12.64
1997         (0.08)        --        (0.44)         --       (0.52)       11.78
1996         (0.05)        --        (0.32)         --       (0.37)       12.09
1995C        (0.04)        --           --        (0.07)     (0.11)       10.70

Emerging
Markets Trust
Primary Class

1999         $ --        $ --        $  --        $ --        $ --       $14.00
1998           --          --           --          --          --         6.96
1997         (0.01)        --           --          --       (0.01)        9.85
1996G        (0.03)        --           --          --       (0.03)       10.51

Europe FundH
Primary Class

1999         ($0.07)     $ --       ($2.10)       $ --      ($2.17)     $27.90
1998          (0.36)       --        (4.31)         --       (4.67)      24.39
1997K            --        --        (5.83)         --       (5.83)      20.86

Class A

1999         ($0.07)     $ --       ($2.10)       $ --      ($2.17)     $28.61
1998          (0.43)       --        (4.31)         --       (4.74)      24.77
1997            --         --        (7.33)         --       (7.33)      20.97
1996            --         --        (3.25)         --       (3.25)      24.24
1995          (0.06)       --           --          --       (0.06)      21.13

                              Ratios/Supplemental Data
                              ------------------------

                                            Net
                                         Investment
                             Expenses   Income (Loss)  Portfolio    Net Assets,
  Years Ended     Total      to Average  to Average    Turnover     End of Year
   Dec. 31,      ReturnA     Net Assets  Net Assets      Rate     (in thousands)
  -----------    -------     ----------  ----------    --------    ------------

  Global
  Income Trust
  Primary Class

     1999         (3.23)%      1.90%        4.58%        354%       $ 86,634
     1998         11.50%       1.87%        4.51%        288%        120,805
     1997         (1.69)%      1.86%        5.39%        241%        136,732
     1996          8.22%       1.86%        5.80%        172%        161,549
     1995         20.80%       1.81%        5.72%        169%        153,954

  International
  Equity Trust
  Primary Class

     1999         20.58%       2.13%       (0.06)%       148%       $295,236
     1998          8.49%       2.14%        0.06%         72%        258,521
     1997          1.76%       2.17%        0.17%         59%        227,655
     1996         16.49%       2.25%B       0.21%B        83%        167,926
     1995C         8.11%D      2.25%B,E      .52%B,E      58%E        65,947

  Emerging
  Markets Trust
  Primary Class

     1999        101.15%       2.50%F      (1.06)%F      123%       $120,758
     1998        (29.34)%      2.50%F       0.09%F        76%         42,341
     1997         (6.18)%      2.50%F      (0.76)%F       63%         65,302
     1996G         5.40%D      2.50%F,E    (0.68)%F,E     46%E        21,206

  Europe FundH
  Primary Class

     1999         24.44%       2.58%       (1.15)%        93%        $56,871
     1998         40.48%       2.51%J      (1.15)%J      103%         32,325
     1997K         0.68%D      2.50%J,E    (1.79)%J,E    123%E           302

  Class A

     1999         25.41%       1.79%       (0.38)%        93%        $78,429
     1998         41.85%       1.81%L      (0.10)%L      103%         57,406
     1997         17.52%       1.90%L      (0.12)%L      123%         52,253
     1996         31.53%       2.00%        0.10%        109%         70,991
     1995         19.90%       2.10%        0.10%        148%         62,249

A    Excluding sales charge for Europe Fund's Class A shares.

B Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1996, 2.32%; and 1995, 2.91%.

C For the period February 17, 1995 (commencement of operations) to December 31, 1995.

D    Not annualized.

E    Annualized.

F Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1999, 2.75%; 1998, 2.78%; 1997, 2. 6%; and 1996, 3.71%.

G    For the period May 28, 1996  (commencement  of  operations) to December 31,
     1996.

H The financial information for Europe Fund Class A shares for the years ended December 31, 1994 through 1996, is for the Worldwide Value Fund, Bartlett Europe Fund's and Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.

I    Computed using average monthly shares outstanding.

J Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 2.59%; 1997, 2.68%.

K For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

L The expense ratio shown reflects both the operations of Worldwide Value Fund, Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% indefinitely. If no fees had been waived, the annualized ratio of expense to average daily net assets for each period would have been as follows:
     1998, 1.89%; 1997, 2.08%.

Legg Mason Global Trust, Inc.

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:  Legg Mason Wood Walker, Incorporated
                          100 Light Street, P.O. Box 1476
                          Baltimore, MD 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's, Public Reference Section, Washington, DC 20549-0102.

LMF-041                                               SEC file number  811-7418

Navigator Global Funds:
----------------------
Navigator Class of Legg Mason Global Income Trust
Navigator Class of Legg Mason International Equity Trust
Navigator Class of Legg Mason Emerging Markets Trust
Navigator Class of Legg Mason Europe Fund



                        NAVIGATOR SHARES PROSPECTUS         April 28, 2000
                        logo



                        THE ART OF INVESTING(SM)



As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:

 3    Investment objectives

 7    Principal risks

10    Performance

15    Fees and expenses of the funds

17    Management


About your investment:

19    How to invest

21    How to sell your shares

22    Account policies

23    Services for investors

24    Distributions and taxes

25    Financial highlights

Legg Mason Global Trust, Inc.

[icon] INVESTMENT OBJECTIVES AND POLICIES

GLOBAL INCOME TRUST

Investment objective: Current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.

Principal investment strategies:

The fund invests at least 75% of its total assets in fixed income securities rated investment grade by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's, Inc. ("S&P") or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality. Up to 25% of the fund's assets may be invested in below investment grade securities of foreign and domestic issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

The types of fixed income securities in which the fund may invest include:

o    U.S. and foreign investment-grade corporate debt securities
o U.S. and foreign high-yield corporate debt securities (including those commonly known as "junk bonds")
o    sovereign debt obligations of developed nations
o    sovereign debt obligations of emerging market countries
o    mortgage-related and asset-backed securities.

The fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the fund may invest may be of any maturity, and there are no limits on the average maturity of the fund's portfolio. The fund may invest in corporate fixed income securities rated as low as C by Moody's or D by S&P or in non-rated securities deemed by the adviser to be of comparable quality.

Under normal circumstances, the fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in any one country or currency.

The adviser has a number of proprietary tools which attempt to define the inter-relationship between bond markets, sectors and maturities. Target allocation ranges among countries and sector types and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company-specific events. This ongoing screening drives the adviser's discipline for buying, selling or holding any securities or currency position. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors `rotation' among the government, agency, corporate, and mortgage-backed sectors of the fixed income securities markets, which may result in high portfolio turnover.

The adviser sells securities when they have realized what the adviser believes is their potential value or when the adviser believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the fund may borrow money or invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

INTERNATIONAL EQUITY TRUST

Investment objective: Maximum long-term total return.

Principal investment strategies:

Batterymarch Financial Management, Inc. ("Batterymarch"), the fund's adviser, currently intends to invest substantially all of the fund's assets in non-U.S. equity securities.

The primary focus of the adviser is stock selection, with a secondary focus on country allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks more than 2,800 stocks in the fund's principal investable universe by relative attractiveness on a daily basis. The quantitative factors within this model measure growth, value, changes in earnings expectations and technical indicators. Because the same quantitative factors are not effective across all markets due to individual market characteristics, the adviser adjusts the stock selection model to include factors in each market that its research indicates are effective. The adviser runs the stock selection model and re-balances the portfolio daily, purchasing stocks ranked "buys" by the model and selling stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

Region and country allocation for the developed markets portion of the fund is based on rankings generated by the adviser's proprietary country model. The adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, the United Kingdom, France, Canada and Germany.

The fund may invest up to 35% of its total assets in emerging market securities. The adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies that the adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.

The fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The adviser may also seek to enhance portfolio returns through active currency hedging strategies.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the fund's adviser to be investment grade. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

EMERGING MARKETS TRUST

Investment objective: Long-term capital appreciation.

Principal investment strategies:

Batterymarch, the fund's adviser, intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging market issuers.

The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

The adviser focuses on higher-quality, dominant emerging markets companies that the adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the adviser with tested quantitative valuation disciplines in those markets where reliable data are available. In determining country allocation, the adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be of comparable quality. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

EUROPE FUND

Investment objective: Long-term growth of capital.

Principal investment strategies:

Lombard Odier International Portfolio Management, Limited ("Lombard Odier" or "sub-adviser"), the fund's sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of European issuers that it believes offer above-average potential for capital appreciation. Such securities include common and preferred stocks, convertible securities, rights and warrants. The sub-adviser focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

A smaller portion of the fund's assets may be invested in fixed income securities such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. The sub-adviser will invest in such securities for potential capital appreciation.

Securities in the fund's portfolio may be sold when they attain certain price targets or when better opportunities arise. Sell decisions also are affected by the level of subscriptions and redemptions of shares of the fund. The sub-adviser's investment technique may result in high portfolio turnover.

For temporary defensive purposes, the fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principal investment strategies and the fund may not achieve its investment objective.

[icon] PRINCIPAL RISKS

In general:

There is no assurance that a fund will meet its investment objective; investors can lose money by investing in the funds. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market risk:

International Equity Trust, Emerging Markets Trust and Europe Fund invest primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Foreign securities risk:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.

Emerging markets risk:

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because each of the funds may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency risk:

Because each of the funds invests significantly in securities denominated in foreign currencies, the funds may incur currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The funds may from time to time hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.

The conversion of certain European currencies into the Euro began on January 1, 1999, and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

Concentration and non-diversification:

Europe Fund invests primarily in securities of European issuers. A fund concentrating a significant portion of its investment in a single region will be more susceptible to factors adversely affecting issuers within that region than would a less concentrated portfolio of securities.

European issuers are subject to the special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance and the emergence of more unified economic and financial governance in the European Monetary Union ("EMU") countries.

Global Income Trust is a non-diversified fund. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Risks of fixed-income securities:

Global Income Trust invests substantially all of its assets in fixed-income securities. Europe Fund may invest up to 35% of its total assets in fixed-income securities. International Equity Trust and Emerging Markets Trust may also invest in fixed-income securities to a lesser extent.

Interest rate risk -

Fixed income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk -

Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's  considers debt securities rated in the lowest investment grade category
(Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Call risk -

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Investment models:

The proprietary models used by the advisers to evaluate securities markets are based on the advisers' understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Portfolio Turnover -

Each fund may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

[icon] PERFORMANCE

The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. As of the date of this prospectus, the Navigator Classes of Global Income Trust and Emerging Markets Trust have not yet commenced operations; the Navigator Classes of International Equity Trust and Europe Fund commenced operations on May 5, 1998 and August 21, 1997. The returns presented for Global Income Trust and Emerging Markets Trust are for the funds' Primary Class shares, which are not offered in this prospectus. Navigator Class and Primary Class shares are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Navigator Class would pay lower expenses, and therefore would have higher returns. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

                   GLOBAL INCOME TRUST - PRIMARY CLASS SHARES

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

24%

21%
                 20.80
18%

15%

12%                                                 11.50

 9%                          8.22

 6%

 3%

 0%
      -1.40                             -1.69
-3%                                                               -3.23

       1994       1995       1996        1997        1998          1999


                       DURING THE PAST SIX CALENDAR YEARS:

--------------------------------------------------------------------------------
                           Quarter Ended               Total Return
--------------------------------------------------------------------------------
Best quarter:              March 31, 1995                  7.86%
--------------------------------------------------------------------------------
Worst quarter:             March 31, 1999                 -4.75%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Salomon Brothers World Government Bond Index.

--------------------------------------------------------------------------------
                              1 Year         5 Years      Life of Class
--------------------------------------------------------------------------------
Global Income Trust           -3.23%          6.76%          5.80%(a)
--------------------------------------------------------------------------------
Salomon Brothers World
Government Bond Index         -4.27%          6.42%          5.96% (b)
--------------------------------------------------------------------------------

(a)         April 15, 1993 (commencement of operations) to December 31, 1999.
(b)         For the period April 30, 1993 to December 31, 1999.

               INTERNATIONAL EQUITY TRUST - NAVIGATOR CLASS SHARES

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)




                25%
                                        21.69
                20%

                15%

                10%

                 5%

                 0%                     1999


                          DURING THE PAST CALENDAR YEAR

--------------------------------------------------------------------------------
                            Quarter Ended              Total Return
--------------------------------------------------------------------------------
Best quarter:               December 31, 1998              15.34%
--------------------------------------------------------------------------------
Worst quarter:              September 30, 1998            -19.89%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Morgan Stanley Capital International Europe, Australia and the Far East (MSCI EAFE) Index.

--------------------------------------------------------------------------------
                                 1 Year           Life of Class
--------------------------------------------------------------------------------
International Equity
Trust - Navigator Class          21.69%              6.05%(a)
--------------------------------------------------------------------------------
MSCI EAFE Index                  14.27%              18.00%(b)
--------------------------------------------------------------------------------

(a) May 5, 1998 (commencement of operations of Navigator Class) to December 31, 1999.
(b)  For the period April 30, 1998 to December 31, 1999.

                  EMERGING MARKETS TRUST - PRIMARY CLASS SHARES

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

                                                   101.15
100%

 75%

 50%

 25%

  0%
                        -6.18
-25%
                                      -29.34
-50%
                         1997          1998         1999


                      DURING THE PAST THREE CALENDAR YEARS:

--------------------------------------------------------------------------------
                           Quarter Ended               Total Return
--------------------------------------------------------------------------------
Best quarter:              December 31, 1999                39.72%
--------------------------------------------------------------------------------
Worst quarter:             September 30, 1998              -28.18%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Morgan Stanley Capital International Emerging Markets Free (MSCI EM Free) Index.

--------------------------------------------------------------------------------
                                 1 Year           Life of Class
--------------------------------------------------------------------------------
Emerging Markets Trust           101.15%             9.93%(a)
--------------------------------------------------------------------------------
MSCI EM Free Index               66.41%              1.61%(b)
--------------------------------------------------------------------------------

(a)   May 28, 1996 (commencement of operations) to December 31, 1999.
(b)   For the period May 31, 1996 to December 31, 1999.

                      EUROPE FUND - NAVIGATOR CLASS SHARES

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)



             42.51

40%

30%
                          25.49
20%

10%

 0%

             1998           1999


                       DURING THE PAST TWO CALENDAR YEARS:

--------------------------------------------------------------------------------
                           Quarter Ended                  Total Return
--------------------------------------------------------------------------------
Best quarter:              December 31, 1999                 26.11%
--------------------------------------------------------------------------------
Worst quarter:             September 30, 1998               -12.96%
--------------------------------------------------------------------------------

In the following table, average annual total returns for the years ended December 31, 1999, are compared with the Morgan Stanley Capital International
(MSCI) Europe Index.

--------------------------------------------------------------------------------
                                 1 Year           Life of Class
--------------------------------------------------------------------------------
Europe Fund -
Navigator Class                  25.49%               30.41% (a)
--------------------------------------------------------------------------------
MSCI Europe Index                15.89%               23.42% (b)
--------------------------------------------------------------------------------

(a) August 21, 1997 (commencement of operations of Navigator Class) to December 31, 1999.

(b)  For the period August 31, 1997 to December 31, 1999.

[icon] FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------
Emerging Markets Trust redemption fee:           2.00%*
--------------------------------------------------------------------------------

* Proceeds of shares redeemed or exchanged within one year of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the manager or distributor.

                         ANNUAL FUND OPERATING EXPENSES
                  (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
Navigator Class           Global       International    Emerging
shares of:              Income Trust   Equity Trust  Markets Trust  Europe Fund
--------------------------------------------------------------------------------
Management fees (a)        0.75%           0.75%          1.00%        1.00%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees       None            None           None         None
--------------------------------------------------------------------------------
Other Expenses             0.40%           0.50%          0.75%        0.52%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (a)     1.15%           1.25%          1.75%        1.52%
--------------------------------------------------------------------------------

(a) Legg Mason Fund Adviser, Inc., as manager, has voluntarily agreed to waive fees so that Navigator Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Navigator Class shares: for Global Income Trust, 1.15% indefinitely; for International Equity Trust, 1.25% indefinitely; and for Emerging Markets Trust, 1.50%, and Europe Fund, 1.60%, until April 30, 2001. The voluntary waivers may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 1999 were 0.75% and 1.50%, for Emerging Markets Trust. No fee waivers were necessary for Global Income Trust, International Equity Trust and Europe Fund.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                               1 YEAR        3 YEARS       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Global Income Trust             $117          $365          $633        $1398
--------------------------------------------------------------------------------
International Equity Trust      $127          $397          $686        $1511
--------------------------------------------------------------------------------
Emerging Markets Trust          $381          $551          $949        $2062
--------------------------------------------------------------------------------
Emerging Markets Trust
(assuming no redemption)        $178          $551          $949        $2062
--------------------------------------------------------------------------------
Europe Fund                     $156          $483          $834        $1824
--------------------------------------------------------------------------------

[icon] M A N A G E M E N T

MANAGEMENT AND ADVISERS:

LEGG MASON FUND ADVISER, INC. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of the funds. LMFA is responsible for investment management and administrative services and for overseeing the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

LMFA acts as manager or adviser to investment companies with aggregate assets of about $18.2 billion as of December 31, 1999.

For its services during the fiscal year ended December 31, 1999, each fund paid LMFA a percentage of its average daily net assets as follows:

Global Income Trust                   0.75%
International Equity Trust            0.75%
Emerging Markets Trust                0.75%
Europe Fund                           1.00%

Prior to October 6, 1999, Bartlett & Co. served as Europe Fund's manager under compensation arrangements substantially similar to those with LMFA.

BATTERYMARCH FINANCIAL MANAGEMENT ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to International Equity Trust and Emerging Markets Trust. Batterymarch is responsible for the actual investment management of these funds, which includes making investment decisions and placing orders to buy or sell a particular security.

LMFA pays Batterymarch a monthly fee of 66 2/3% of the fee it receives from International Equity Trust and a monthly fee of 75% of the fee it receives from Emerging Markets Trust. Fees paid to Batterymarch are net of any waivers.

Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $6.6 billion as of December 31, 1999.

WESTERN ASSET MANAGEMENT COMPANY ("Western Asset"), 117 East Colorado Boulevard, Pasadena, California 91105, is investment adviser to Global Income Trust. Western Asset is responsible for the actual investment management of the fund, which includes making investment decisions and placing orders to buy or sell a particular security. LMFA pays Western Asset a monthly fee of 53 1/3% of the fee it receives from Global Income Trust, net of any waivers.

Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of about $52.5 billion as of December 31, 1999.

WESTERN ASSET MANAGEMENT COMPANY LIMITED ("Western Asset Ltd."), 155 Bishopsgate, London, England, serves as investment sub-adviser to Global Income Trust. Western Asset Ltd. is responsible for providing research, analytical and trading support for the fund's investment programs, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA.

For its services and for expenses borne by Western Asset Ltd. under its sub-advisory agreement, Western Asset pays Western Asset Ltd. a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers. LMFA also pays Western Asset Ltd. a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.

Western Asset Ltd. renders investment advice to institutional, private and commingled fund portfolios with assets of over about $4.5 billion as of December 31, 1999. Western Asset Ltd. has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.

LOMBARD ODIER INTERNATIONAL PORTFOLIO MANAGEMENT LIMITED, Norfolk House, 13 Southampton Place, London, England, serves as investment sub-adviser to Europe Fund. For its services, Lombard Odier receives a monthly fee from LMFA equal to 60% of the fee paid to Legg Mason Fund Adviser by the fund, net of any waivers. Lombard Odier specializes in advising and managing investment portfolios for institutional clients and mutual funds. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

PORTFOLIO MANAGEMENT:

Batterymarch   investment   teams  have  been  responsible  for  the  day-to-day
management of International Equity Trust and Emerging Markets Trust since their inception.

An investment committee at Western Asset is responsible for the day-to-day management of Global Income Trust.

Neil Worsley and William Lovering are responsible for co-managing Europe Fund. Mr. Worsley has been Director and Senior Investment Manager of Lombard Odier since June 1, 1996. Prior thereto, he was an Assistant Director and Senior Fund Manager. He joined Lombard Odier in 1990. Mr. Lovering has been Assistant Director of Lombard Odier since June 1, 1996. Prior thereto, he was a Senior Fund Manager. He joined the firm in 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares pursuant to an Underwriting Agreement. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisers, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

Legg Mason, LMFA, Batterymarch, Western Asset, and Western Asset Ltd. may pay non-affiliated entities out of their own assets to support the distribution of Navigator Class shares and shareholder servicing.

LMFA, Batterymarch, Western Asset, Western Asset Ltd. and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

Navigator Class shares are currently offered for sale only to:

o Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

o Qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million.

o     Any qualified retirement plan having net assets of at least $300 million.

o Clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary.

o Any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates.

o Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity.

o Shareholders of Class Y shares of Bartlett Europe Fund or Bartlett Financial Services Fund on October 5, 1999.

o Any open-end management investment company advised or managed by LMFA or by any person controlling, controlled by, or under common control with LMFA.

Eligible investors may purchase Navigator Class shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Class shares.

Customers of certain Institutional Clients that have omnibus accounts with the fund's transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

Certain institutions that have agreements with Legg Mason or the fund may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

Purchase orders received by Legg Mason before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) will be processed at the fund's net asset value as of the close of the Exchange on that day. Each fund is open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the Exchange is open. Payment must be made within three business days to the selling organization.

You will begin to earn dividends on shares of Global Income Trust as of settlement date, which is normally the third business day after you order is placed.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

To redeem your shares by telephone:

o   Call 1-800-822-5544

Please have available the number of shares (or dollar amount) to be redeemed and the account number.

The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Customers  of   Institutional   Clients  may  redeem  only  in  accordance  with
instructions and limitations pertaining to their account at the Institution.

Redemption orders received by Legg Mason before the close of the Exchange will be transmitted to the fund's transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the Exchange will be processed at the closing net asset value on the next day the Exchange is open.

Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account

Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

Emerging Markets Trust Redemption Fee:

The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year. The fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading in emerging markets.

The fund will use the "first-in, first-out" method to determine the one-year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon]  A C C O U N T  P O L I C I E S

Calculation of Net Asset Value:

Net asset value per Navigator Class share is determined daily as of the close of the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Navigator Class share price, the fund's assets attributable to Navigator Class shares are valued and totaled, liabilities attributable to Navigator Class shares are subtracted, and the resulting net assets are divided by the number of Navigator Class shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Most securities held by Global Income Trust are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

Each fund reserves the right to:

o Reject any order for shares or suspend the offering of shares for a period of time.

o     Change its minimum investment amounts.

o Delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions or excessive trading or during unusual market conditions. Each fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon]  S E R V I C E S  F O R  I N V E S T O R S

Confirmations and Account Statements:

Confirmations will be sent to Institutional Clients after each transaction involving Navigator Class shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

Exchange Privilege:

Navigator Class shares of this fund may be exchanged for shares of the Legg Mason Money Market Funds or Navigator Class shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

Other than the redemption fee imposed on exchanges of Emerging Markets Trust, there is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o Terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

o Terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon] DISTRIBUTIONS AND TAXES

Global Income Trust declares and pays any dividends from its net investment income monthly. International Equity Trust, Emerging Markets Trust and Europe Fund each declares and pays such dividends on an annual basis.

Distributions of substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in additional Navigator Class shares of a fund, unless you elect to receive them in cash. If you wish to begin receiving dividends and/or distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid. You may also request that your dividends and distributions be reinvested in Navigator Class shares of another Legg Mason fund.

If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator Class shares of a fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of a fund's net capital gain, if any, will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[GRAPHIC] FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

                              Investment Operations
                              ---------------------

                                               Net Realized and
                                               Unrealized Gain
                                              (Loss) on Invest-
                      Net Asset       Net      ments, Options,
                        Value,    Investment     Futures and     Total From
                      Beginning     Income    Foreign Currency   Investment
                      of Period     (Loss)      Transactions     Operations
                      ---------   ----------  ----------------   ----------
International
Equity Trust
Year Ended
Dec.31, 1999            $12.64      $0.11          $2.52           $2.63
Period Ended
Dec.31, 1998A            14.21       0.10          (1.44)          (1.34)

Europe Fund B
Years Ended Dec.31,
    1999                $24.78     ($0.03)         $6.15           $6.12
    1998                 21.01       0.22C          8.37            8.59
    1997D                25.61      (0.04)C         1.27            1.23


                                  Distributions
                                  -------------

                            From        From Net                     Net Asset
                             Net        Realized                      Value,
                         Investment     Gain on         Total         End of
                           Income     Investments   Distributions     Period
                         ----------   -----------   -------------    --------
International
Equity Trust
Year Ended
Dec.31, 1999              ($0.14)       ($0.87)        ($1.01)       $14.26
Period Ended
Dec.31, 1998A              (0.23)          --           (0.23)        12.64

Europe Fund B
Years Ended Dec.31,
    1999                  ($0.07)       ($2.10)        ($2.17)       $28.73
    1998                   (0.51)        (4.31)         (4.82)        24.78
    1997D                   ---          (5.83)         (5.83)        21.01

                           Ratios/Supplemental Data
                           ------------------------

                                               Net
                                            Investment
                              Expenses    Income (Loss) Portfolio   Net Assets,
                    Total    to Average    to Average   Turnover   End of Period
                    Return   Net Assets    Net Assets     Rate    (in thousands)
                    ------   ----------   ------------  --------   ------------
International
Equity Trust
Year Ended
Dec.31, 1999        21.69%      1.25%         0.82%       148%          $50
Period Ended
Dec.31, 1998A       (9.42)%E    1.04%F        1.17%F       72%F          45

Europe Fund B
Years Ended Dec.31,
    1999            25.49%      1.52%        -0.10%        93%         $389
    1998            42.50%      1.55%C        1.31%C      103%          247
    1997D            4.9%E      1.31%C,F     (0.60)%C,F   123%        8,025



A For the period May 5, 1998 (commencement of sale of Navigator shares) to December 31, 1998.
B The financial information for Europe Fund Navigator Class for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe and the Bartlett Europe Fund Class Y.
C Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% indefinitely. If no fee had been waived, the annualized ratio of expense to average daily net assets for each period would have been as follows: 1998, 1.63%; 1997, 1.49%.
D For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.
E   Not annualized.
F   Annualized.

Legg Mason Global Trust, Inc.

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o     call toll-free 1-800-822-5544
o     visit us on the Internet via http://www.leggmasonfunds.com
o     write to us at:  Legg Mason Wood Walker, Incorporated
                       100 Light Street, P.O. Box 1476
                       Baltimore, MD 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

LMF-159                                               SEC file number  811-7418